Exhibit 32.2

                             CERTIFICATION

              Certification of Chief Financial Officer

                    Pursuant to Section 906 of the
          Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the Quarterly Report of Invicta Group, Inc. (the "Company") on Form 10-QSB/A for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard David Scott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended, and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.



Date:  August 22, 2007	By: /s/ Richard David Scott
			Richard David Scott
			Chief Financial Officer